DESIGNATION OF TERMS
                   OF SERIES A CONVERTIBLE PREFERRED STOCK OF
                           EARTH SEARCH SCIENCES, INC.

         This Designation of Terms sets forth the preferences, limitations, and relative rights of a series of Preferred Stock of Earth Search Sciences, Inc. (the "Corporation") that will be designated Series A Convertible Preferred Stock ("Series A Preferred"). The number of shares constituting the Series A Preferred will be 200,000.

         1.       Dividends.   No dividend shall be paid on any share of Series
A Preferred.

         2. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, either voluntary or involuntary, subject to the rights of any other series of Preferred Stock which may from time to time come into existence, distributions to the shareholders of the Corporation will be made in the following manner:

                  (a) The holders of Series A Preferred will be entitled to receive, before and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share of outstanding Series A Preferred (the "Series A Preference") equal to US$5.00. If upon the occurrence of any such event, the assets and funds thus distributed among the holders of the Series A Preferred is insufficient to permit the payment to such holders of their full preference, then, subject to the rights of any other series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution will be distributed ratably among the holders of the Series A Preferred in proportion to the full preferential amount each such holder is otherwise entitled to receive.

                  (b) After the distribution described in subsection 2(a) above has been made, subject to the rights of any other series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to shareholders will be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by such holders.

                  (c) A merger, consolidation, or sale, lease or other disposition of all or substantially all of the assets of the Corporation that will result in the Corporation's shareholders immediately before such transaction not holding (by virtue of such shares or securities issued solely with respect thereto) at least 50 percent of the voting power of the surviving, continuing, or purchasing entity, will be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 2; provided, however, that any payments made may be made in cash or in securities or other property received from the acquiring entity or in a combination thereof, on the closing of such transaction.

                  (d)  Whenever a  distribution  of assets  provided for in this
         Section 2 is to be paid in property other than cash, the value of such distribution will be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

         3.       Redemption.

                  (a) Subject to the rights of any other series of Preferred Stock which may from time to time come into existence, until (x) the Corporation's Common Stock which might be obtained by the holders of Series A Preferred upon conversion of the Series A Preferred in accordance with Section 5 may be resold in the United States without restriction (by registration or other means) and (y) the Corporation's Common Stock has been publicly traded in the United States after such resale restrictions have been removed for a period of 90 consecutive days at an average daily closing price in excess of US $1.00 per share of Common Stock, upon receipt by the Corporation of the written request of the holders of more than fifty percent (50%) of the then outstanding Series A Preferred, the Corporation shall redeem the outstanding Series A Preferred at the rate of US $200,000 of the aggregate par value of the outstanding Series A Preferred on August 8, 1999 (the "Placement Anniversary"), and on each subsequent anniversary of the Placement Anniversary until such time as the above two conditions (x) and (y) have been met. The redemption price for the Series A Preferred shall be paid in cash and shall be a sum per share equal to the Series A Preference.

                  (b) The Corporation shall have the right, at its sole option and election, to redeem, at any time, all (but not less than all) of the outstanding shares of Series A Preferred by paying therefor in cash US $5.00 per share.

                  (c) (i) At least 30 but no more than 60 days prior to the date fixed for any redemption of Preferred Stock (the "Redemption Date"), written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation for the purpose of notice or if no such address appears or is given at the place where the principal executive office of the Corporation is located, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the applicable redemption price, the place at which payment may be obtained and the date on which such holder's conversion rights as to such shares terminate and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection 3(c)(ii), on or after the Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the applicable redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                           (ii)     From and after the Redemption Date, unless
there shall have been a default in payment of the applicable redemption price, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the applicable redemption price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

                           (iii)    Any shares redeemed pursuant to this Section
3 shall not be reissued as Series A Preferred and shall be = restored to the status of authorized but unissued shares of Preferred Stock.

         4.       Voting Rights.

                  (a) Except as set forth herein or as otherwise required by law, the holders of Series A Preferred shall have no voting rights.

                  (b) For so long as at least any  shares of Series A  Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding Series A Preferred shall be necessary for (i) issuing any additional shares of Series A Preferred, (ii) effecting an exchange or reclassification of all or part of the outstanding shares of Series A Preferred into a different number of shares of Series A Preferred or into shares of another series or class, or (iii) effecting or validating any amendment, alteration, or repeal of the rights, privileges, qualifications, limitations, restrictions or conditions of the Series A Preferred.

         5. Conversion Rights. The holders of the Series A Preferred will have conversion rights as follows (the "Series A Conversion Rights"):

                  (a) Right to Convert. Subject to subsection 5(c), each share of Series A Preferred will be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into (x) such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Series A Conversion Price at the time in effect, and (y) a warrant ("Warrant"), substantially in the form attached as Exhibit A hereto, to purchase such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Series A Conversion Price at the time in effect, at an exercise price per share of Common Stock (the "Exercise Price") as is determined by multiplying the Series A Conversion Price at the time in effect by two, exercisable within 3 years of the date on which conversion occurs. The Original Series A Issue Price is US $5.00 per share. The initial Series A Conversion Price per share will be US $1.00 per share; provided, however, that the Series A Conversion Price and the Exercise Price will be subject to adjustment as set forth in subsection 5(c). Conversion of a portion of shares of Series A Preferred held by a holder shall not affect such holder's conversion and other rights with respect to shares of Series A Preferred which have not been converted.

                  (b)  Mechanics  of  Conversion.  Before any holder of Series A
         Preferred will be entitled to convert the same into shares of Common Stock and Warrants, such holder must surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred, and must give written notice by mail or courier, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the Series A Preferred. The notice of conversion must state the name or names in which the certificate or certificates for shares of Common Stock and Warrants are to be issued. As soon as practicable after receiving notice of conversion, the Corporation will issue and deliver at its principal corporate office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock and Warrants to which such holder is entitled in accordance with the terms of the Series A Preferred. Conversion will be deemed to have been made immediately before the close of business on the date of surrender of the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock and Warrants issuable upon such conversion will be treated for all purposes as the record holder or holders of such shares of Common Stock and Warrants as of such date.

                  (c) Series A Conversion Price Adjustment. The Series A Conversion Price will be subject to adjustment from time to time as follows:

                           (i) Stock  Split,  Dividend  or  Combination.  If the
                  Board of Directors of the Corporation  fixes a record date for
                  (A) a split or subdivision of the Corporation's outstanding shares of Common Stock, (B) a combination of the Corporation's outstanding shares of Common Stock into a smaller number of shares, or (C) a dividend to holders of the Corporation's Common Stock payable in Common Stock then, as of such record date (or the effective date of such split, combination, or dividend if no record date is fixed), the Series A Conversion Price will be proportionally adjusted so that thereafter a holder of Series A Preferred will be entitled to receive upon conversion the number of shares of Common Stock and Warrants that the holder would have held after the occurrence of such event if the holder had converted the Series A Preferred into Common Stock and Warrants immediately before such event.

                           (ii) Delayed Adjustments. No adjustment of the Series
                  A Conversion Price will be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence will be carried forward and will be either taken into account in any subsequent adjustment made before three (3) years from the date of the event giving rise to the adjustment being carried forward, or will be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. No adjustment of the Series A Conversion Price pursuant to this subsection 5(c) will have the effect of increasing the Series A Conversion Price above the Series A Conversion Price in effect immediately before such adjustment.

                  (d)  Other  Distributions.   If  the  Corporation  declares  a
         distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights other than the Common Stock dividends referred to in subsection 5(c)(i), then, in each such case for the purpose of this subsection 5(d), the holders of the Series A Preferred will be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation issuable upon conversion of Series A Preferred and exercise of the Warrants as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                  (e) Recapitalizations. If at any time or from time to time there is a recapitalization of the Common Stock (other than a subdivision or combination provided for in subsection 5(c)(i)), provision will be made so that the holders of the Series A Preferred will thereafter be entitled to receive upon conversion of the Series A Preferred and exercise of the Warrants the number of shares of stock or other securities or property of the Corporation or otherwise to which a holder of Common Stock deliverable upon conversion and exercise would have been entitled on such recapitalization. In any such case, appropriate adjustment will be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series A Preferred after the recapitalization to ensure that the provisions of this Section 5 (including adjustment of the Series A Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred and exercise of the Warrants) apply after that event in as nearly equivalent a manner as practicable.

                  (f) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate to protect the Series A Conversion Rights against impairment.

                  (g)    No Fractional Shares and Certificate as to Adjustments.

                           (i) No fractional shares will be issued upon conversion of the Series A Preferred and exercise of the Warrants, and the number of shares of Common Stock to be issued will be rounded upwards to the nearest whole share. Whether or not fractional shares are issuable upon such conversion or exercise will be determined on the basis of the total number of shares of Series A Preferred or Warrants the holder is at the time converting into Common Stock or exercising and the number of shares of Common Stock issuable upon such aggregate conversion or exercise.

                           (ii) Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this
                  Section 5, the Corporation, at its expense, will promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation will, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Series A Conversion Price at the time in effect, (C) the number of shares of Common Stock and Warrants and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred or exercise of a Warrant, and (D) the Exercise Price of the Warrants at the time in effect.

                  (h) Reservation of Stock Issuable Upon Conversion or Exercise. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred and the exercise of Warrants such number of its shares of Common Stock as will from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred and the exercise of all outstanding Warrants and all Warrants issuable upon conversion of the outstanding shares of Series A Preferred; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of all then-outstanding shares of the Series A Preferred and the exercise of all outstanding Warrants and all Warrants issuable upon conversion of the outstanding shares of Series A Preferred, in addition to such other remedies as may be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as will be sufficient for such purposes.

                  (i) Notices.  Any notice  required by the  provisions  of this
         Section 5 to be given to the holders of shares of Series A Preferred will be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her, or its address appearing on the books of the Corporation.

                                    Exhibit A

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. THEY MAY NOT BE EXERCISED, SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE LAWS, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                               ___________ SHARES
                                 OF COMMON STOCK


                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                           EARTH SEARCH SCIENCES, INC.


         For value received, Earth Search Sciences, Inc., a Utah corporation (the "Company"), grants to [ ] (the "Holder"), the right, subject to the terms of this Warrant, to purchase at any time on or after the date hereof and prior to the Expiration Date, as defined below, at a price per share equal to [ ], up to [ ] shares of fully paid and nonassessable shares of Common Stock of the Company.

1 .      Definitions.

         As used in this Warrant, unless the context otherwise requires:

                  1.1 Basic Exercise Price means the price at which each Warrant Share may be purchased upon exercise of this Warrant as stated in the first sentence of this Warrant.

                  1.2 Common Stock means shares of the Common Stock of the Company.

                  1.3 Exercise Date means the date when this Warrant is exercised, in whole or in part, in the manner indicated in Sections 2.1 and 2.2.

                  1.4 Exercise Price means the Basic Exercise Price; provided, however, that if an adjustment is required under Section 6 of this Warrant, then the "Exercise Price" means, after each such adjustment, the price at which each Warrant Share may be purchased upon exercise of this Warrant immediately after the last such adjustment.
                  1.5 Expiration Date means [        ].

                  1.6 Holder means the Holder or, upon transfer of this Warrant by the initial Holder (or a subsequent Holder), a transferee.

                  1.7 Securities Act means the Securities Act of 1933, as amended from time to time, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

                  1.8 Warrant means this Warrant and each previously executed and canceled Warrant, if any, for which this Warrant has been exchanged.

                  1.9 Warrant Shares means any shares of Common Stock issued or subject to issuance upon exercise of this Warrant or upon exchange of a Warrant Share for Warrant Shares of different denominations (and any shares received in respect of such shares as a result of a corporate stock split, stock dividend or other similar corporate recapitalization).

2 .      Duration and Exercise of Warrant.

                  2.1 Duration. After the Expiration Date this Warrant shall become void, and all rights to purchase Warrant Shares hereunder shall thereupon cease.

                  2.2 Method of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by tendering to the Company cash payment in full of the Exercise Price for the Warrant Shares, and (ii) executing and delivering to the Secretary of the Company a written notice of exercise in the form of Exhibit A attached hereto. Upon compliance with this Section 2.2, the Holder shall be deemed to be the holder of record of the Warrant Shares.

                  2.3 Certificates. As soon as practicable, but in any event not later than 10 days, after the exercise certificates for the Warrant Shares shall be delivered to the Holder.

                  2.4 Securities Act Compliance. Unless the Warrant Shares shall have been registered under the Securities Act, the Company may place conspicuously upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are hereby agreed to by the Holder (including any transferee):

         These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or under applicable state law or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.

                  2.5 Taxes. The Company shall not be required to pay any taxes that may be payable in respect of the issuance of the Warrant Shares.

3 .      Validity and Reservation of Warrant Shares.

         The Company represents that all shares of Common Stock issued upon exercise of this Warrant will be validly issued, fully paid and nonassessable. The Company agrees that, as long as this Warrant may be exercised, the Company will have authorized and reserved and allotted for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full of this Warrant.

4 .      Fractional Shares.

         No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded upwards to the nearest whole number.

5 .      Limited Rights of Warrant Holder.

         The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a holder of Common Stock of the Company, either at law or equity, until this Warrant shall have been exercised.

6 .      Certain Adjustments.

                  6.1 Stock Splits, Etc. Subject to the provisions of the Series A Convertible Preferred Stock of the Company, if the Company effects a subdivision, split, combination, reclassification or other recapitalization of Common Stock into a greater or lesser number of shares of Common Stock, the number of Warrant Shares and the Exercise Price in effect immediately after such subdivision, split, combination, reclassification or other recapitalization shall be proportionately decreased or increased, as the case may be.

                  6.2 Notice of Adjustment. Whenever events occur requiring an adjustment under Section 6.1, the Company shall promptly mail to the Holder a certificate of its president or chief financial officer showing the adjusted number of Warrant Shares and the adjusted Exercise Price, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment.

7 .      Miscellaneous.

                  7.1 Notice. Notice or demand pursuant to this Warrant to be given or made by the Holder to or on the Company shall be sufficiently given, made or served, if in writing and delivered personally or by facsimile (except for legal process) or if sent by certified or registered mail, or overnight delivery service, postage prepaid, addressed, until another address is designated in writing by the Company, as follows:

                           Earth Search Sciences, Inc.
                           502 North 3rd Street, #8
                           McCall, Idaho 83638
                           Attention: Larry F. Vance
                           Telephone: (208) 634-7080
                           Fax: (208) 634-2978

Any notice or demand authorized pursuant to this Warrant to be given or made by the Company to or on the Holder shall be given to the Holder by facsimile, certified or registered mail, or overnight delivery service, postage prepaid, addressed to the Holder's last known address as it shall appear on the books of the Company, until another address is designated in writing.

                  7.2 Applicable Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Idaho, exclusive of choice of law rules.

                  7.3 Headings. The Article headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

         Dated: [         ]

                                          EARTH SEARCH SCIENCES, INC.
                                          a Utah corporation


                                          By:
                                             Larry F. Vance, Chairman

                                    Exhibit A

                              WARRANT EXERCISE FORM

To:      Earth Search Sciences, Inc.

         1.In accordance with Section 2.2 of the Warrant to Purchase Shares of Earth Search Sciences, Inc. (the "Warrant"), dated January __, 1998, between the undersigned ("Purchaser") and Earth Search Sciences, Inc. (the "Company"), the Purchaser hereby irrevocably elects to purchase shares of Common Stock ("Shares") of the Company and tenders payment to the order of the Company in the amount of $ .

         2.The Purchaser requests that certificates for such Shares be delivered as follows:

         Deliver to:

         Address:

================================================================================
         Note: Section 3 is applicable only if the Shares have not been registered under the Securities Act of 1933
================================================================================
3. In connection with the exercise of the Warrant, the Purchaser hereby represents and warrants as follows:

                  (a) The Shares are being purchased by the Purchaser with the Purchaser's own funds and not with the funds of any other person.

                  (b) The Purchaser is purchasing the Shares for the Purchaser's own account for investment purposes only and not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Purchaser understands that there is no market for the Shares and that the Shares may have to be held for an indefinite period of time. The Purchaser has no present intention of selling, granting any participation in or otherwise distributing or disposing of any Shares.

                  (c) The Purchaser has been advised as follows: (i) the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or approved or disapproved by the Securities and Exchange Commission (the "SEC") or by any state securities administrator, or registered or qualified under any state securities law, (ii) the Shares are offered and sold in reliance on exemptions from the registration requirements of both the 1933 Act and the securities laws of certain states, and (iii) the Shares may not be transferred by the Purchaser except in compliance with the registration requirements of such laws or pursuant to exemptions from registration. The Purchaser understands that the Company is relying in part on the Purchaser's representations as set forth herein for purposes of claiming such exemptions.

                  (d) The Purchaser, either alone or with the Purchaser's professional advisors who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Shares and has the capacity to protect the Purchaser's own interests in connection with the Purchaser's proposed investment in the Shares. The Purchaser understands that the investment in the Shares may be highly speculative, and the Purchaser is able to bear the economic risk of such investment for an indefinite period of time.

                  (e) The Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company and the business of the Company as the Purchaser considers necessary in connection with the Purchaser's investment in the Shares. Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company and has discussed with the Purchaser's own legal, tax, accounting and other advisors any questions the Purchaser may have had with respect to the merits and risks of the Purchaser's investment in the Shares. The Purchaser understands:

                           (i)      The risks, including the speculative nature
of the investment in the Shares;

                           (ii)     The financial hazards involved in purchasing
the Shares, including the risk of losing the Purchaser's entire investment;

                           (iii)    The lack of liquidity and restrictions on
transfers of the Shares; and

                           (iv)     The tax consequences of an investment in th
Shares.

                  (f) The Purchaser is an "Accredited Investor" as defined in Rule 501(a) under the 1933 Act.


         Dated: [      ]

         [Signature]